STOCK PLEDGE AGREEMENT

      STOCK PLEDGE AGREEMENT, dated as of April 14, 1998, between WEXFORD MANAGEMENT LLC, a Connecticut limited liability company, as agent for the Noteholders (the "Agent") and BCAM International, Inc., a New York corporation (the "Pledgor").

                              W I T N E S S E T H:

      WHEREAS, Pledgor is the record and beneficial owner of the shares of common stock described on Schedule I hereto (the "Pledged Shares") issued by the Subsidiaries of the Pledgor named therein; and

      WHEREAS, Pledgor and IMPLEO LLC are parties to that certain Note Purchase Agreement dated as of September 19, 1997, as amended by that certain First Amendment (the "First Amendment") dated as of April 14, 1998 (as the same may be further amended, modified and supplemented from time to time, the "Purchase Agreement") pursuant to which the Purchaser purchased certain Notes from the Company;

      WHEREAS, Pledgor and Ralph E. Weil, Joseph Schueller, 621 Partners, R. Weil & Associates, Strafe & Company for the account of David M. Kirr, Strafe & Company for the account of Terry B. Marbach, and Strafe & Company for the account of Gregg T. Summerville (collectively, the "KM Purchasers") are parties to that certain Note Purchase Agreement dated as of September 19, 1997, as amended by that certain First Amendment (the "KM First Amendment") dated as of April 14, 1998 (as the same may be further amended, modified and supplemented from time to time, the "KM Purchase Agreement") pursuant to which the KM Purchasers purchased the Other Notes from the Company.

      WHEREAS, terms defined in the Purchase Agreement, unless separately defined herein, shall have the meanings assigned to such terms therein; and

      WHEREAS, in connection with the transactions contemplated under the Purchase Agreement, as amended by the First Amendment thereto, and the KM Purchase Agreement, as amended by the KM First Amendment, and as security for all of the obligations of the Company under the Notes, the Other Notes and the Transaction Documents, the Purchaser and the KM Purchasers are requiring that Pledgor shall have executed and delivered this Stock Pledge Agreement and granted the security interest contemplated hereby in favor of the Agent;

      NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained and to induce the Purchaser to enter into the First Amendment and to induce the KM Purchasers to enter into the KM First Amendment, it is agreed as follows:

      1. Definitions. Unless otherwise defined herein, terms defined in the Purchase Agreement and the Notes are used herein as therein defined, and the following shall have (unless otherwise provided elsewhere in this Agreement) the following respective meanings (such meanings being equally applicable to both the singular and plural form of the terms defined):

      "Agreement" means this Stock Pledge Agreement, including all amendments, modifications and supplements and any exhibits or schedules to any of the foregoing, and shall refer to the Agreement as the same may be in effect at the time such reference becomes operative.

      "Bankruptcy Code" means title 11, United States Code, as amended from time to time, and any successor statute thereto.

      "Capital Stock" means any shares of authorized capital stock of a corporation.

      "KM Warrant Agreement" means that certain Warrant Agreement dated as of September 19, 1997 among the Company and the KM Purchasers.

      "Noteholders" means the holders of the Notes and the Other Notes.

      "Pledged Collateral" has the meaning assigned to such term in Section 2 hereof.

      "Secured Obligations" has the meaning assigned to such term in Section 3 hereof.

      "Security Agreement" means the Security Agreement of even date herewith among BCAM International, Inc., BCAM Technologies, Inc., and Impleo LLC, as the Agent as the same may be amended from time to time hereafter.

      "Transaction Documents" means this Agreement, the Security Agreement, the Purchase Agreement, the KM Purchase Agreement, the Notes, the Other Notes, the Warrant Agreement and the KM Warrant Agreement.

      "Warrant Agreement" means that certain Warrant Agreement dated as of September 19, 1997 between the Company and Impleo LLC.

      2. Pledge. The Pledgor hereby pledges to the Agent, and grants to the Agent, a first priority security interest in, all of the following (collectively, the "Pledged Collateral"):

      (a) the Pledged Shares owned by the Pledgor listed on Schedule I hereto and the certificates representing the Pledged Shares, and all dividends, distributions, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares;

      (b) all additional shares of stock of any issuer of the Pledged Shares from time to time acquired by the Pledgor in any manner (which shares shall be deemed to be part of the Pledged Shares), and the certificates representing such additional shares, and all dividends, distributions, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares; and

      (c) all shares of any Person who, after the date of this Agreement, becomes, as a result of any occurrence, a wholly-owned Subsidiary of the Pledgor (which shares shall be deemed to be part of the Pledged Shares) and the certificates representing such shares, and all dividends, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares.

      (d) Notwithstanding the foregoing, if the Pledgor is unable to deliver to the Agent stock certificates representing all of the issued and outstanding shares of Capital Stock of HumanCAD Systems, Inc., an Ontario corporation, concurrently with the execution and delivery of this Agreement, then the Pledgor agrees (i) not to pledge such shares of Capital Stock in favor of any other Person, and (ii) to pledge such shares of Capital Stock to the Agent as promptly as practicable after the Pledgor comes into possession thereof.

      3. Security for Obligations. This Agreement secures, and the Pledged Collateral is security for, the prompt payment in full when due, whether at stated maturity, by acceleration or otherwise, and performance of the obligations, whether for principal, premium, interest, fees, costs and expenses, and all obligations of the Pledgor now or hereafter existing under the Transaction Documents (collectively, the "Secured Obligations"). This term includes, without limitation, the Notes and any and all future advances, as well as all interest, fees, charges, expenses, attorneys' fees and any other sum chargeable to the Company under any of the Transaction Documents.

      4. Delivery of Pledged Collateral. All certificates representing or evidencing the Pledged Shares shall be delivered to and held by or on behalf of the Agent pursuant hereto and shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Agent. Upon the occurrence of an Event of Default, the Agent shall have the right, at any time in its sole and absolute discretion and without notice to the Pledgor, to transfer to or to register in the name of the Agent or any of its nominees any or all of the Pledged Shares. In addition, the Agent shall have the right at any time to exchange certificates or instruments representing or evidencing Pledged Shares for certificates or instruments of smaller or larger denominations.

      5. Representations and Warranties. The Pledgor represents and warrants to the Agent that:

      (a) The Pledgor is, and at the time of delivery of the Pledged Shares to the Agent pursuant to Section 4 hereof will be, the sole holder of record and the sole beneficial owner of the Pledged Collateral free and clear of any Lien thereon or affecting the title thereto, except for the Lien created by this Agreement.

      (b) All of the Pledged Shares pledged pursuant to this Agreement have been duly authorized, validly issued and are fully paid and non-assessable.

      (c) The Pledgor has the right and requisite corporate authority to pledge, assign, transfer, deliver, deposit and set over the Pledged Collateral pledged by the Pledgor to the Agent as provided herein.

      (d) None of the Pledged Shares pledged pursuant to this Agreement has been issued or transferred in violation of the securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance or transfer may be subject.

      (e) The authorized Capital Stock of each of the corporations listed on
Schedule I hereto consists of the number of shares of common stock, with the number of shares issued and outstanding that are described in Schedule I hereto.
Schedule I correctly states the Company's ownership percentage of each class of Capital Stock of the Subsidiaries listed thereon. No Subsidiary listed on
Schedule I owns, directly or indirectly, any Subsidiaries. As of the date the Pledged Collateral is delivered to the Agent, there are no existing options, warrants, calls or commitments of any character whatsoever relating to any Capital Stock of any of such corporations. Except as listed on Schedule I, the Company has no Subsidiaries.

      (f) No consent, approval, authorization or other order of any Person and no consent, authorization, approval, or other action by, and no notice to or filing with, any Governmental Authority is required either (i) for the pledge by the Pledgor of the Pledged Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by the Pledgor or (ii) for the exercise by the Agent of the voting or other rights provided for in this Agreement or the remedies in respect of the Pledged Collateral pursuant to this Agreement, except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally.

      (g) The pledge, assignment and delivery of the Pledged Collateral pursuant to this Agreement will create a valid first priority Lien on and a first priority perfected security interest in the Pledged Collateral pledged by the Pledgor, and the proceeds thereof, securing the payment of the Secured Obligations, subject to no other Lien or security interest.

      (h) This Agreement has been duly authorized, executed and delivered by the Pledgor and constitutes a legal, valid and binding obligation of the Pledgor enforceable in accordance with its terms.

      (i) Schedule I correctly states the Company's ownership percentage of each class of Capital Stock of the Subsidiaries listed thereon.

      The representations and warranties set forth in this Section 5 shall survive the execution and delivery of this Agreement.

      6. Covenants. The Pledgor covenants and agrees that until the payment in full of all of the Secured Obligations:

      (a) Without the prior written consent of the Agent, the Pledgor will not sell, assign, transfer, pledge, or otherwise encumber any of its rights in or to the Pledged Collateral pledged by the Pledgor or any unpaid dividends or other distributions or payments with respect thereto or grant a Lien therein.

      (b) The Pledgor will, at its expense, promptly execute, acknowledge and deliver all such instruments and take all such action as the Agent from time to time may reasonably request in order to ensure to the Agent the benefits of the Liens in and to the Pledged Collateral intended to be created by this Agreement, including the filing of any necessary

Uniform Commercial Code financing statements, which may be filed by the Agent with or without the signature of the Pledgor, and will cooperate with the Agent, at the Pledgor's expense, in obtaining all necessary approvals and making all necessary filings under federal or state law in connection with such Liens or any sale or transfer of the Pledged Collateral.

      (c) The Pledgor has and will defend the title to the Pledged Collateral and the Liens of the Agent thereon against the claim of any Person and will maintain and preserve such Liens until the payment in full of all of the Secured Obligations.

      (d) The Pledgor will, upon obtaining any additional shares of any Subsidiaries or any new directly owned Subsidiary, which shares are not already Pledged Collateral, promptly (and in any event within three (3) Business Days) deliver to the Agent a Pledge Amendment, duly executed by the Pledgor, in substantially the form of Schedule II hereto (a "Pledge Amendment"), in respect of the additional Pledged Shares which are to be pledged pursuant to this Agreement. The Pledgor hereby authorizes the Agent to attach each Pledge Amendment to this Agreement and agrees that all Pledged Shares listed on any Pledge Amendment delivered to the Agent shall for all purposes hereunder be considered Pledged Collateral.

      7. Pledgors' Rights. As long as no Event of Default shall have occurred and be continuing and until written notice shall be given to the Pledgor in accordance with Section 8(a) hereof,

      (a) the Pledgor shall have the right, from time to time, to vote and give consents with respect to the Pledged Collateral or any part thereof for all purposes not inconsistent with the provisions of this Agreement, the Notes, the Other Notes and any Transaction Document; provided, however, that no vote shall be cast, and no consent shall be given or action taken, which would have the effect of impairing the position or interest of the Agent in respect of the Pledged Collateral or which would authorize or effect (i) the dissolution or liquidation, in whole or in part, of any corporation listed on Schedule I, (ii) the consolidation or merger of any corporation listed on Schedule I with any other Person, (iii) the sale, disposition or encumbrance of all or substantially all of the assets of any corporation or partnership listed on Schedule I, (iv) any change in the authorized number of shares, the stated capital or the authorized share capital of any corporation listed in Schedule I or the issuance of any additional shares of its capital stock, or (v) the alteration of the voting rights with respect to the Capital Stock of any corporation listed on
Schedule I; and

      (b) all dividends and all other distributions in respect of any of the Pledged Shares of the Pledgor, whenever paid or made, shall be delivered to the Agent to hold as Pledged Collateral and shall, if received by the Pledgor, be received in trust for the benefit of the Agent, be segregated from the other property or funds of the Pledgor, and be forthwith delivered to the Agent as Pledged Collateral in the same form as so received (with any necessary endorsement).

8. Defaults and Remedies.

      (a) Upon the occurrence of an Event of Default and during the continuation of such Event of Default, then or at any time after such declaration and following written notice to the Pledgor, the Agent (personally or through an agent) is hereby authorized and empowered to transfer and register in its name or in the name of its nominee the whole or any part of the

Pledged Collateral, to exchange certificates or instruments representing or evidencing Pledged Securities for certificates or instruments of smaller or larger denominations, to exercise the voting rights with respect thereto, to collect and receive all cash dividends and other distributions made thereon, to sell in one or more sales after seven (7) days' notice of the time and place of any public sale or of the time after which a private sale is to take place (which notice the Pledgor agrees is commercially reasonable), but without any previous notice or advertisement, the whole or any part of the Pledged Collateral and to otherwise act with respect to the Pledged Collateral as though the Agent was the outright owner thereof, the Pledgor hereby irrevocably constituting and appointing the Agent as the proxy and attorney-in-fact of the Pledgor, with full power of substitution to do so, and which shall remain in effect until the Secured Obligations are paid in full; provided, however, the Agent shall not have any duty to exercise any such right or to preserve the same and shall not be liable for any failure to do so or for any delay in doing so. Any sale shall be made at a public or private sale at the Agent's place of business, or at any public building in the City of New York or elsewhere to be named in the notice of sale, either for cash or upon credit or for future delivery at such price as the Agent may deem fair, and the Agent may be the purchaser of the whole or any part of the Pledged Collateral so sold and hold the same thereafter in its own right free from any claim of the Pledgor or any right of redemption. Each sale shall be made to the highest bidder, but the Agent reserves the right to reject any and all bids at such sale which, in its sole and absolute discretion, it shall deem inadequate. Demands of performance, except as otherwise herein specifically provided for, notices of sale, advertisements and the presence of property at sale are hereby waived and any sale hereunder may be conducted by an auctioneer or any officer or agent of the Agent.

      (b) If, at the original time or times appointed for the sale of the whole or any part of the Pledged Collateral, the highest bid, if there be but one sale, shall be inadequate to discharge in full all the Secured Obligations, or if the Pledged Collateral be offered for sale in lots, if at any of such sales, the highest bid for the lot offered for sale would indicate to the Agent, in its sole and absolute discretion, the unlikelihood of the proceeds of the sales of the whole of the Pledged Collateral being sufficient to discharge all the Secured Obligations, the Agent may, on one or more occasions and in its sole and absolute discretion, postpone any of said sales by public announcement at the time of sale or the time of previous postponement of sale, and no other notice of such postponement or postponements of sale need be given, any other notice being hereby waived; provided, however, that any sale or sales made after such postponement shall be after seven (7) days' notice to the Pledgor.

      (c) In the event of any sales hereunder the Agent shall, after deducting all costs or expenses of every kind (including reasonable attorneys' fees and disbursements) for care, safekeeping, collection, sale, delivery or otherwise, apply the residue of the proceeds of the sales to the payment or reduction, either in whole or in part, of the Secured Obligations in accordance with the agreements and instruments governing and evidencing such Obligations, returning the surplus, if any, to the Pledgor.

      (d) If, at any time when the Agent in its sole and absolute discretion determines, following the occurrence and during the continuance of an Event of Default, that, in connection with any actual or contemplated exercise of its rights (when permitted under this Section 8) to sell the whole or any part of the Pledged Collateral hereunder, it is necessary or advisable to effect a public registration of all or part of the Pledged Collateral pursuant to the

Securities Act of 1933, as amended (or any similar statute then in effect) (the "Act"), the Pledgor shall, in an expeditious manner, cause its Subsidiaries, if any, to:

            (i) Prepare and file with the Securities and Exchange Commission (the "Commission") a registration statement with respect to the Pledged Collateral and use its best efforts to cause such registration statement to become and remain effective.

            (ii) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Act with respect to the sale or other disposition of the Pledged Collateral covered by such registration statement whenever the Agent shall desire to sell or otherwise dispose of the Pledged Collateral.

            (iii) Furnish to the Agent such numbers of copies of a prospectus and a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as the Agent may request in order to facilitate the public sale or other disposition of the Pledged Collateral by the Agent.

            (iv) Use its best efforts to register or qualify the Pledged Collateral covered by such registration statement under such other securities or blue sky laws of such jurisdictions within the United States as the Agent shall request, and do such other reasonable acts and things as may be required of it to enable the Agent to consummate the public sale or other disposition in such jurisdictions of the Pledged Collateral by the the Agent.

            (v) Furnish, at the request of the Agent, on the date that shares of the Pledged Collateral are delivered to the underwriters for sale pursuant to such registration or, if the security is not being sold through underwriters, on the date that the registration statement with respect to such shares of the Pledged Collateral becomes effective, (A) an opinion, dated such date, of the independent counsel representing such registrant for the purposes of such registration, addressed to the underwriters, if any, and in the event the Pledged Collateral is not being sold through underwriters, then to the Agent, in customary form and covering matters of the type customarily covered in such legal opinions; and (B) a comfort letter, dated such date, from the independent certified public accountants of such registrant, addressed to the underwriters, if any, and in the event the Pledged Collateral is not being sold through underwriters, then to the Agent, in a customary form and covering matters of the type customarily covered by such comfort letters and as the underwriters or the Agent shall reasonably request. The opinion of counsel referred to above shall additionally cover such other legal matters with respect to the registration in respect of which such opinion is being given as the Agent may reasonably request. The letter referred to above from the independent certified public accountants shall additionally cover such other financial matters (including information as to the period ending not more than five
      (5) Business Days prior to the date of such letter) with respect to the registration in respect of which such letter is being given as the Agent may reasonably request.

            (vi) Otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, but not later than 18 months after the effective date of the registration statement, an earnings statement covering the period of at least 12 months beginning with the first full month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Act.

      (e) All expenses incurred in complying with Section 8(d) hereof, including, without limitation, all registration and filing fees (including all expenses incident to filing with the National Association of Securities Dealers, Inc.), printing expenses, fees and disbursements of counsel for the registrant, the fees and expenses of counsel for the Agent, expenses of the independent certified public accountants (including any special audits incident to or required by any such registration) and expenses of complying with the securities or blue sky laws or any jurisdictions, shall be paid by the Pledgor.

      (f) If, at any time when the Agent shall determine to exercise its right to sell the whole or any part of the Pledged Collateral hereunder, such Pledged Collateral or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Act, the Agent may, in its sole and absolute discretion (subject only to applicable requirements of law), sell such Pledged Collateral or part thereof by private sale in such manner and under such circumstances as the Agent may deem necessary or advisable, but subject to the other requirements of this Section 8, and shall not be required to effect such registration or to cause the same to be effected. Without limiting the generality of the foregoing, in any such event the Agent in its sole and absolute discretion (x) may, in accordance with applicable securities laws, proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Pledged Collateral or part thereof could be or shall have been filed under the Act (or similar statute), (y) may approach and negotiate with a single possible purchaser to effect such sale, and (z) may restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment and not with a view to the distribution or sale of such Pledged Collateral or part thereof. In addition to a private sale as provided above in this Section 8, if any of the Pledged Collateral shall not be freely distributable to the public without registration under the Act (or similar statute) at the time of any proposed sale pursuant to this Section 8, then the Agent shall not be required to effect such registration or cause the same to be effected but, in its sole and absolute discretion (subject only to applicable requirements of law), may require that any sale hereunder (including a sale at auction) be conducted subject to restrictions (i) as to the financial sophistication and ability of any Person permitted to bid or purchase at any such sale, (ii) as to the content of legends to be placed upon any certificates representing the Pledged Collateral sold in such sale, including restrictions on future transfer thereof, (iii) as to the representations required to be made by each Person bidding or purchasing at such sale relating to that Person's access to financial information about the Pledgor and such Person's intentions as to the holding of the Pledged Collateral so sold for investment, for its own account, and not with a view to the distribution thereof, and (iv) as to such other matters as the Agent may, in its sole and absolute discretion, deem necessary or appropriate in order that such sale (notwithstanding any failure so to register) may be effected in compliance with the Bankruptcy Code and other laws affecting the enforcement of creditors' rights and the Act and all applicable state securities laws.

      (g) The Pledgor acknowledges that notwithstanding the legal availability of a private sale or a sale subject to the restrictions described above in
Section 8(f), the Agent may, in its sole and absolute discretion, elect to register any or all the Pledged Collateral under the Act (or any applicable state securities law) in accordance with its rights hereunder. The Pledgor, however, recognizes that the Agent may be unable to effect a public sale of any or all the Pledged Collateral and may be compelled to resort to one or more private sales thereof. The Pledgor also acknowledges that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Agent shall be under no obligation to delay a sale of any of the Pledged Collateral for the period of time necessary to permit the registrant to register such securities for public sale under the Act, or under applicable state securities laws, even if the Pledgor would agree to do so.

      (h) The Pledgor agrees that following the occurrence and during the continuance of an Event of Default it will not at any time plead, claim or take the benefit of any appraisal, valuation, stay, extension, moratorium or redemption law now or hereafter in force in order to prevent or delay the enforcement of this Agreement, or the absolute sale of the whole or any part of the Pledged Collateral or the possession thereof by any purchaser at any sale hereunder, and the Pledgor waives the benefit of all such laws to the extent it lawfully may do so. The Pledgor agrees that it will not interfere with any right, power and remedy of the Agent provided for in this Agreement or now or hereafter existing at law or in equity or by statute or otherwise, or the exercise or beginning of the exercise by the Agent of any one or more of such rights, powers or remedies. No failure or delay on the part of the Agent to exercise any such right, power or remedy and no notice or demand which may be given to or made upon the Pledgor by the Agent with respect to any such remedies shall operate as a waiver thereof, or limit or impair the right of the Agent to take any action or to exercise any power or remedy hereunder, without notice or demand, or prejudice its rights as against the Pledgor in any respect.

      (i) The Pledgor further agrees that a breach of any of the covenants contained in this Section 8 will cause irreparable injury to the Agent, that the Agent have no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this Section 8 shall be specifically enforceable against the Pledgor, and the Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that the Secured Obligations are not then due and payable in accordance with the agreements and instruments governing and evidencing such obligations. The Pledgor further acknowledges the impossibility of ascertaining the amount of damages which would be suffered by the Agent by reason of a breach of any of such covenants and, consequently, agrees that, if the Agent shall sue for damages for breach, it shall pay, as liquidated damages and not as a penalty, an amount equal to the lesser of (i) the value of the Pledged Collateral pledged by the Pledgor on the date the Agent shall demand compliance with this Section 8, and (ii) the amount required to pay in full the Secured Obligations.

      9. Application of Proceeds. Any cash held by the Agent as Pledged Collateral and all cash proceeds received by the Agent in respect of any sale of, liquidation of, or other realization upon all or any part of the Pledged Collateral shall be applied by the Agent as follows:

            first, to the Agent in an amount sufficient to pay in full the expenses of the Agent in connection with such sale, disposition or other realization, including all expenses, liabilities and advances incurred or made by the Agent in connection therewith, including, without limitation, attorneys' fees;

            second, to the Agent in an amount equal to the then unpaid principal of and accrued interest and prepayment premiums, if any, on the Secured Obligations;

            third, to the Agent in an amount equal to any other Secured Obligations which are then unpaid; and

            finally, after payment in full of all Secured Obligations, to pay to the Pledgor, or its successors or assigns, or to whomsoever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may direct, any surplus then remaining from such proceeds.

      10. Waiver. No delay on the part of the Agent in exercising any power of sale, Lien, option or other right hereunder, and no notice or demand which may be given to or made upon the Pledgor by the Agent with respect to any power of sale, Lien, option or other right hereunder, shall constitute a waiver thereof, or limit or impair the Agent's right to take any action or to exercise any power of sale, Lien, option, or any other right hereunder, without notice or demand, or prejudice any of their rights as against the Pledgor in any respect.

      11. Assignment. The Agent may assign, endorse or transfer any instrument evidencing all or any part of the Secured Obligations as provided in, and in accordance with, the Transaction Documents, and the holder of such instrument shall be entitled to the benefits of this Agreement.

      12. Termination. Immediately following the payment of all Secured Obligations, the Agent shall deliver to the Pledgor the Pledged Collateral at the time subject to this Agreement and all instruments of assignment executed in connection therewith, free and clear of the Liens hereof and, except as otherwise provided herein, all of the Pledgor's obligations hereunder shall at such time terminate.

      13. Lien Absolute. All rights of the Agent hereunder, and all obligations of the Pledgor hereunder, shall be absolute and unconditional irrespective of:

      (a) any lack of validity or enforceability of any Transaction Document or any other agreement or instrument governing or evidencing any Secured Obligations;

      (b) any change in the time, manner or place of payment of, or in any other term of, all or any part of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from any Transaction Document or any other agreement or instrument governing or evidencing any Secured Obligations;

      (c) any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Secured Obligations; or

      (d) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Pledgor.

      14. Release. The Pledgor consents and agrees that the Agent may at any time, or from time to time, in its sole and absolute discretion (a) renew, extend or change the time of payment, and/or the manner, place or terms of payment of all or any part of the Secured Obligations and (b) exchange, release and/or surrender all or any of the Pledged Collateral, or any part thereof, by whomsoever deposited, which is now or may hereafter be held by the Agent in connection with all or any of the Secured Obligations; all in such manner and upon such terms as the Agent may deem proper, and without notice to or further assent from the Pledgor, it being hereby agreed that the Pledgor shall be and remain bound upon this Agreement, irrespective of the existence, value or condition of any of the Pledged Collateral, and notwithstanding any such change, exchange, settlement, compromise, surrender, release, renewal or extension, and notwithstanding also that the Secured Obligations may, at any time, exceed the aggregate principal amount thereof set forth in the Notes, or any other agreement governing any Secured Obligations. The Pledgor hereby waives notice of acceptance of this Agreement, and also presentment, demand, protest and notice of dishonor of any and all of the Secured Obligations, and promptness in commencing suit against any party hereto or liable hereon, and in giving any notice to or of making any claim or demand hereunder upon the Pledgor. No act or omission of any kind on the part of the Agent shall in any event affect or impair this Agreement.

      15. Indemnification. The Pledgor agrees to indemnify and hold the Agent harmless from and against any taxes, liabilities, claims and damages, including reasonable attorney's fees and disbursements, and other expenses incurred or arising by reason of the taking or the failure to take action by the Agent, in good faith, in respect of any transaction effected under this Agreement or in connection with the Lien provided for herein, including, without limitation, any taxes payable in connection with the delivery or registration of any of the Pledged Collateral as provided herein. Whether or not the transactions contemplated by this Agreement shall be consummated, the Pledgor agrees to pay to the Agent all out-of-pocket costs and expenses incurred in connection with this Agreement and all reasonable fees, expenses and disbursements, including registration costs under the Act (or similar statute) and the reasonable fees of the Agent's agents or representatives, incurred in connection with the execution and delivery of this Agreement and the performance by the Agent of the provisions of this Agreement and of any transactions effected in connection with this Agreement. The obligations of the Pledgor under this Section 15 shall survive the termination of this Agreement.

      16. Reinstatement. This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against the Pledgor for liquidation or reorganization, should the Pledgor become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of the Pledgor's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a "violable preference", "fraudulent conveyance", or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

      17. WAIVER OF JURY TRIAL. THE PLEDGOR WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO DEFEND ANY RIGHTS OR REMEDIES HEREUNDER, UNDER THE AGREEMENT, THE KM AGREEMENT OR UNDER THE OTHER TRANSACTION DOCUMENTS OR RELATING TO ANY OF THE FOREGOING.

      18. Miscellaneous.

      (a) The Agent may execute any of its duties hereunder by or through agents or employees and shall be entitled to advice of counsel concerning all matters pertaining to its duties hereunder.

      (b) The Pledgor agrees to promptly reimburse the Agent for actual out-of-pocket expenses, including, without limitation, reasonable counsel fees, incurred by the Agent in connection with the administration and enforcement of this Agreement.

      (c) None of the Agent, nor any of their respective officers, directors, employees, agents or counsel shall be liable for any action lawfully taken or omitted to be taken by it or them hereunder or in connection herewith, except for its or their own gross negligence or willful misconduct.

      (d) This Agreement shall be binding upon the Pledgor and its successors and assigns, and shall inure to the benefit of, and be enforceable by, the Agent and its respective successors and assigns, and shall be governed by, and construed and enforced in accordance with, the internal laws in effect in the State of New York without giving effect to principles of conflict of laws, and none of the terms or provisions of this Agreement may be waived, altered, modified or amended except in writing duly signed for and on behalf of the Agent and the Pledgor.

      19. Severability. If for any reason any provision or provisions hereof are determined to be invalid and contrary to any existing or future law, such invalidity shall not impair the operation of or effect those portions of this Agreement which are valid.

      20. Notices. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give or serve upon any other a communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and either shall be delivered in person with receipt acknowledged or sent by registered or certified mail, return receipt requested, postage prepaid, or by telecopy and confirmed by telecopy and addressed as follows:

      (a)   If to the Agent, at:

             Wexford Management LLC
             411 West Putnam Avenue
             Greenwich, Connecticut  06830
             Attention: Joseph Jacobs

             Telephone:  (203) 862-7020
             Telecopier: (203) 862-7320

             with a copy to:

             McDermott, Will & Emery
             50 Rockefeller Plaza, 11th Fl.
             New York, New York  10020
             Attn: Stephen B. Selbst, Esq.
             Telephone:  (212) 547-5400
             Telecopier: (212) 547-5444

      (b)   If to the Pledgors, to:

            c/o BCAM International, Inc.
            1800 Walt Whitman Road
            Melville, New York  11747
            Attn: Michael Strauss, President
            Telephone:  (516) 752-7530
            Telecopier: (516) 752-3558

            With a copy to:

            Ruskin, Moscou, Evans & Faltischek, PC
            170 Old Country Road
            Mineola, New York  11501
            Attn: Norman Friedland, Esq.
            Telephone:  (212) 663-6600
            Telecopier: (212) 663-6642

or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, with receipt acknowledged, telecopied and confirmed by telecopy answerback or three (3) Business Days after the same shall have been deposited in the United States mail. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to the persons designated above to receive copies shall in no way adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication.

      21. Section Titles. The Section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

      22. Counterparts. This Agreement may be executed in any number of counterparts, which shall, collectively and separately, constitute one agreement.

      IN WITNESS WHEREOF, the parties hereto have caused this Stock Pledge Agreement to be duly executed as of the date first written above.

                                       BCAM INTERNATIONAL, INC.


                                       By:
                                          --------------------------------------
                                          Name: Michael Strauss
                                          Title: President

                                       WEXFORD MANAGEMENT LLC, as the Agent
                                       for the Noteholders


                                       By:
                                          --------------------------------------
                                          Name: Joseph Jacobs
                                          Title: President

                                   SCHEDULE I

                          to the Stock Pledge Agreement

                                                         Issued and Outstanding
                      State of          Authorized     Shares Before Issuance of
      Company       Organization         Capital        Stock to the Noteholders
      -------       ------------         -------       -------------------------

Drew Shoe             Ohio          1,711.3422 shares          1,709.829
Corporation                         of common stock,
                                    no par value

BCAM Technologies,    Delaware      1,000 shares                 1,000
Inc                                 common stock par
                                    value $.001 per
                                    share

                                    100 shares of mutual           0
                                    stock, par value
                                    $.001 preferred per
                                    share

HumanCAD Systems,     Ontario       An unlimited number    [to be provided]
Inc.                                of shares, without

                                    par value

BCAM Technologies,    New York      [to be provided]       [to be provided]
Inc.

BCA Services, Inc.    New York      10,000,000 shares of   10,000,000
                                    common stock, par
                                    value $.01 per share

                                   SCHEDULE II
                          to the Stock Pledge Agreement

                                PLEDGE AMENDMENT

      This Pledge Amendment, dated __________ __, 19__ is delivered pursuant to
Section 6(d) of the Stock Pledge Agreement referred to below. The undersigned hereby agrees that this Pledge Amendment may be attached to that certain Stock Pledge Agreement, dated as of April __, 1998 by the undersigned, as Pledgor, to Wexford Management LLC, as Agent, and that the Pledged Securities listed on this Pledge Amendment shall be and become a part of the Pledged Collateral referred to in said Stock Pledge Agreement and shall secure all Secured Obligations referred to in said Stock Pledge Agreement.

                                           BCAM INTERNATIONAL, INC.


                                           By:
                                              ------------------------------
                                              Name:
                                              Title:

                                       Class of   Certificate                     Number of Shares Issued
Name and Address of Pledgor   Issuer   Stock      Number(s)    Number of Shares       and Outstanding
---------------------------   ------   -----      ---------    ----------------       ---------------

